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                                 LIST OF OMITTED
                           BELL STOCK OPTION AGREEMENTS
                                WITH DIRECTORS OF
                              AMERIGON INCORPORATED*
                              ----------------------

1. Stock Option Agreement dated May 13, 1993 by and between Dr. Lon E. Bell and Roger E. Batzel.

2. Stock Option Agreement dated May 13, 1993 by and between Dr. Lon E. Bell and A. Stephens Hutchcraft, Jr.

3. Stock Option Agreement dated May 13, 1993 by and between Dr. Lon E. Bell and Michael R. Peevey.

4. Stock Option Agreement dated May 13, 1993 by and between Dr. Lon E. Bell and Norman R. Prouty, Jr.

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* Each of the listed Bell Stock Option Agreements is substantially in the form of the Bell Stock Option Agreement attached as Exhibit 10.6.1 to this Form S-2, except with respect to the name of the Director executing such Agreement. Amerigon Incorporated agrees to furnish supplementally a copy of any of the omitted Bell Stock Option Agreements to the Commission upon request.